ARMOUR RESIDENTIAL REIT, Inc. Company Update 7/15/2022 ARMOUR seeks to create shareholder value through thoughtful investment and risk management that produces current yield and superior risk adjusted returns over the long term. Our focus on residential real estate finance supports home ownership for a broad and diverse spectrum of Americans by bringing private capital into the mortgage markets.

2 • Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute “forward-looking statements” made within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections and future plans for ARMOUR’s business, growth and operational improvements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of ARMOUR’s control. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. Additional information concerning these factors and risks are contained in the Company’s most recent annual and quarterly reports and other reports filed with the Securities and Exchange Commission. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. • This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the Company believes to be reliable as of today's date unless otherwise indicated. ARMOUR cannot guarantee future results, levels of activity, performance or achievements. • Pricing and duration information are estimates provided by independent third-party providers based on models that require inputs and assumptions. Actual realized prices and durations will depend on a number of factors that cannot be predicted with certainty and may be materially different from estimates. • Estimates do not reflect any costs of operation of ARMOUR. • THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND NOT REVIEWED BY OUR INDEPENDENT PUBLIC ACCOUNTANTS. PLEASE READ: Important Note Regarding Forward Looking Statements and Estimates

3 Stockholders' Equity and Liquidity Dividend Policy Shareholder Alignment Transparency and Governance ARMOUR REIT Manager • Stockholders' Equity at the end of Q2 2022 totaled $973 million, including the 7.00% Series C Cumulative Redeemable Preferred Stock ("Series C Preferred") with liquidation preference totaling $171 million. • Book Value per Common Share on June 30, 2022 was $7.25. At quarter-end, ARMOUR had 110,586,253 common shares outstanding. • June 30, 2022 liquidity was $574 million, consisting of $209 million cash & $365 million unlevered Agency and US Treasury securities. • ARMOUR pays dividends monthly. • The Company previously announced the July common stock dividend of $0.10 per share payable on July 29, 2022 to holders of record on July 15, 2022. • Since inception in November 2009, ARMOUR has paid out $1.8 billion in dividends.(1) • Returned $270 million to common shareholders through share repurchases since 2013. • Senior management maintains common stock ownership basis in excess of $5.75 million aggregate target. • Managed preferred shares through repurchases, calls, and refinancing to maximize value in capital structure. • Updated portfolio and liability details can be found monthly at www.armourreit.com. • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. • ARMOUR Capital Management LP is the majority owner of BUCKLER Securities, a FINRA registered broker-dealer. ARMOUR Overview 1 (1) Includes both common and preferred stock dividends through June 2022. Information as of 06/30/2022. 2 3 4 5 ARMOUR manages an investment portfolio consisting of mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises (“GSEs”), Treasury securities, and cash.

4 Information as of 06/30/2022. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. Securities % of Portfolio Current Value (millions) Weighted Average Book Price Weighted Average Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Agency Fixed Rates Maturing Between 0 and 180 Months 0.2% $16.8 103.5% 101.2% 4.07/4.60 2.81 Agency Fixed Rates Maturing Between 181 and 360 Months 83.7% $6,680.6 101.3% 95.8% 3.43/3.89 5.78 US Treasury 7.5% $596.5 98.6% 98.6% 2.31/2.31 5.20 Agency & US Treasury Portfolio 91.4% $7,293.9 Agency 30Y TBA Long Dollar Roll 8.6% $683.4 101.1% 101.2% 4.72/ N/A 3.99 Net TBA Portfolio 8.6% $683.4 Total Portfolio 100.0% $7,977.3 • Approximately 88% of ARMOUR's Agency portfolio positions (excluding TBA positions) benefit from favorable prepayment characteristics, including: ◦ 44% have loan balances less than or equal to 225k. ◦ 20% have 100% loans in geographies with additional taxes on refinancing and cashout transactions such as TX, FL, and NY. ◦ 24% have loan-to-value ratios greater than 95%, FICO scores of less than 700 or seasoning of greater than 24 months. ARMOUR Portfolio Composition

5 (1) BUCKLER Securities LLC is a FINRA registered broker-dealer affiliated with ARMOUR REIT. (2) ARMOUR is currently borrowing from 20 repo counterparties and ARMOUR has active MRAs with 37 counterparties. Information as of 06/30/2022. Some totals may not foot due to rounding. ARMOUR Hedging and Financing Composition 6 N ot io na l ( in m ill io ns ) Interest Rate Swap Breakdown by Months to Maturity 0 - 12 M on th s 13 - 2 4 M on th s 25 - 3 6 M on th s 37 - 4 8 M on th s 49 - 6 0 M on th s 61 - 7 2 M on th s 73 - 8 4 M on th s 85 - 9 6 M on th s 97 - 1 08 M on th s 10 9 - 12 0 M on th s 12 1 - 13 2 M on th s 0 2,000 4,000 Total Hedge Breakdown by Type IRS: OIS 82.2% IRS: SOFR 12.4% Treasury Futures 5.5% Total Swap Notional is $6.9B with a weighted average maturity of 79 months. ARMOUR is currently active with eight swap counterparties. Repurchase Agreements Repo Counterparty Principal Borrowed (millions) % of Repo Positions Wtd. Avg. Original Term Wtd. Avg. Remaining Days Longest Remaining Term in Days BUCKLER Securities LLC (1) $3,435 51% 31 17 28 All Other Counterparties (2) $3,258 49% 50 25 84 Total or Wtd. Avg. $6,693 100% 40 21

6 Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR's Agency Portfolio Constant Prepayment Rates ("CPR") Monthly Portfolio CPR Ju ly 20 21 Au gu st 20 21 Se pt em be r 2 02 1 Oc to be r 2 02 1 No ve mb er 20 21 De ce mb er 20 21 Jan ua ry 20 22 Fe br ua ry 20 22 M ar ch 20 22 Ap ril 20 22 M ay 20 22 Ju ne 20 22 Ju ly 20 22 5 10 15

7ARMOUR Net Interest Margin Pe rc en t Asset Yield Cost of Funds including Hedges Net Interest Margin 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 0 1 2 3 4 Information as of Q2 2022.

ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 armourreit.com 772-617-4340